CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.  INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

AMENDMENT No. 9 TO PURCHASE AGREEMENT COM0041-16

This Amendment No. 9, COM0680-18 to the Purchase Agreement (the "Amendment No. 9") dated as of November ___, 2018 is between Embraer S.A. ("Embraer") and Horizon Air Industries, Inc. ("Buyer"), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0041-16 dated April 11th, 2016 as amended from time to time (the "Purchase Agreement").
All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 9 and the Purchase Agreement, this Amendment No. 9 shall control.
WHEREAS, the Parties have agreed to change the Aircraft Basic Price for Aircraft #22 and on;
NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. PRICE
Article 3 of the Purchase Agreement is hereby deleted and replaced in its entirety by the following:
“3. PRICE
3.1 The Aircraft Basic Price, in United States dollars, for each Aircraft is as follows:
[***]
3.2 [***]
3.3 [***]

2. REINSTATEMENT OF PURCHASE AGREEMENT

All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 9 shall remain in full force and effect without any change.

3. COUNTERPARTS
This Amendment No. 9 may be signed by the parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

This Amendment No. 9 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

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Amendment No. 9 to Purchase Agreement COM0041-16 Page 2 of 3 COM0680-18

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 9 to Purchase Agreement to be effective as of the date first written above.

EMBRAER S.A.    HORIZON AIR INDUSTRIES, INC.

By: _______________________        By: ________________________
Name:                        Name: Mark Eliasen
Title:                        Title: Treasurer

By:________________________
Name:
Title:

Place: ______________________     Place: _____________________

Amendment No. 9 to Purchase Agreement COM0041-16 Page 3 of 3 COM0680-18